CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO THE PRIVATE ACT OF NON RESIDENTIAL
REALTY LEASE CONTRACT

By the present Third Amendment to the Private Act of Non Residential Realty Lease Contract (the “Third Amendment”) and in the best form of the law, the below designated parties (jointly, the “Parties”):

LESSORS: LÚCIO TOMASIELLO, Brazilian, single, over 18 years of age, businessman, bearer of identity card RG number [*], enrolled at CPF/MF under number [*], resident and domiciled in the City of Campinas, State of São Paulo, at [*]; and MAURÍCIO TOMASIELLO, Brazilian, single, over 18 years of age, businessman, bearer of identity card RG number [*], enrolled at CPF/MF under number [*], resident and domiciled in the City of Jundiaí, State of São Paulo, at [*].

LESSEE: AMYRIS BRASIL LTDA., private limited company with head office in the City of Campinas, State of São Paulo, at Rua James Clerk Maxwell, nº 315, CEP 13069--380, enrolled at CNPJ/MF under number 09.379.224/0001-20, in the present act represented under terms of its Articles of Incorporation.

WHEREAS, on 30 of March of 2008, the Parties signed the Private Act of Non Residential Realty Lease Contract (the “Contract”), regarding the realty lease, later amended on 05 of July of 2008 (the “First Amendment”),

WHEREAS, on 30 of October of 2008, the Parties signed the Second Amendment to Contract (the “Second Amendment”) prorogating the term of lease until 31 of May of 2013,

WHEREAS, the Parties are interested in (i) prorogating the lease Contract term for additional 36 (thirty six) months, (ii) altering clause 28, Contract caput, and still, (iii) determining the lease increase,

DECIDE the Parties to sign the present Third Amendment which shall be governed in accordance to the following terms and conditions:

CLAUSE FIRST - TERM OF LEASE

1.1    By the present Third Amendment, the Parties agree, jointly, in prorogating the Contract term for additional 36 (thirty six) months starting 01 of October of 2012. Thus, the final term of the referred Contract becomes 01 of October of 2015, with the possibility of being renewed for the same term after written agreement between the Parties.

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLAUSE SECOND - REALTY REINSTATEMENT

2.1    In face of modifications adjusted at clause 1.1 above, regarding the term of lease, and in face of the intention of modification of terms of reinstatement of herein leased realty, desire the Parties, jointly, to alter the wording of Clause 2nd, caput, of the Contract, which begins effect with the following wording:

“2nd) The Term of Lease is 36 (thirty six) months, starting on 01/Oct/2012, as long as fulfilled obligations determined at clauses 3rd and 4th below, and ending on 01/Oct/2015, date when definitely the LESSEE binds to reinstating the herein leased Realty in good conditions of use and conservation, safeguarded natural wear of Realty and that provided at clause 8th, paragraph 4th.”

CLAUSE THIRD - LEASE

3.1    Due to the prorogation of the Contract's term of lease, and after negotiations, the LESSEE shall pay the LESSORS, from the date of signature of the present Third Amendment, the amount of R$ 25,00 (twenty five Reais) per m² (square meter), calculated over the total constructed area, that is 1.368,09 m² (square meters), totaling thus the monthly amount of R$ 34.202,50 (thirty four thousand and two hundred and two Reais). Thus, Clause 5th, Contract caput, by mutual agreement, has now the following wording:

“5ª) From the date of the Term of Initial Inspection, the LESSEE shall pay the LESSORS the monthly lease already determined in R$ 34.202,50 (thirty four thousand and two hundred and two Reais), with readjustments in accordance to the smallest periodicity allowed by Law in effect, with due date at the fifth of each month, following the owed month, by deposit in bank account [*] current account number [*], with deposit slip being suitable as receipt and acquittal. The monthly lease shall be annually indexed by the IGP-M variation measured by Fundação Getúlio Vargas, or, in the event of suppression by its legal substitute, which best reflects the period's inflation, at LESSORS discretion, adopting as base date, 01/Jun/2008.”

3.2    The Parties declare, under terms of clause 3.1, that the terms of payment shall be those determined at Contract.

CLAUSE FOURTH - OTHER PROVISIONS

4.1    Are ratified, in all their terms, further clauses and conditions at Contract, in the First Amendment and Second Amendment which have not been expressly altered in the present Third Amendment.

4.2    The Parties agree that the terms of the present Third Amendment prevail over the conditions foreseen in all annexes to the present Act.

And for being fair and agreed, the Parties sign the present Act in 3 (three) copies, with same content and form, in the presence of two (02) below signed witnesses.

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Campinas, 01 of October of 2012.

/s/ Lúcio Tomasiello        /s/ Maurício Tomasiello
LESSORS:        LÚCIO TOMASIELLO    MAURÍCIO TOMASIELLO

/s/ Paulo Diniz            /s/ Roel Win Collier
LESSEE:             AMYRIS BRASIL LTDA.

Witnesses:

1.                         2.
Name:                        Name:
RG:                        RG:
CPF/MF:                    CPF/MF: